77B Accountant's Report on Internal Control

                         Report of Independent Auditors
[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

To the Shareholders and
Board of Trustees of Columbia Funds Trust V

In planning and performing our audit of the financial statements of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, and Columbia Rhode Island Intermediate Municipal Bond Fund (formerly, Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Florida Intermediate Municipal Bond Fund, Liberty Intermediate Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund, and Liberty Rhode Island Intermediate Municipal Bond Fund, respectively, and prior to that, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Florida Intermediate Municipal Bond Fund, Galaxy Intermediate Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund, Galaxy New Jersey Intermediate Municipal Bond Fund, Galaxy New York Intermediate Municipal Bond Fund, Galaxy Pennsylvania Intermediate Municipal Bond Fund, and Galaxy Rhode Island Intermediate Municipal Bond Fund, respectively), eight of the series constituting Columbia Funds Trust V (formerly, Liberty Funds Trust V and prior to that, The Galaxy Fund), for the year ended October 31, 2003, and Columbia Connecticut Tax-Exempt Fund, Columbia California Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund (formerly, Liberty Connecticut Tax-Exempt Fund, Liberty California Tax-Exempt Fund and Liberty Massachusetts Tax-Exempt Fund, respectively), three of the series constituting Columbia Funds Trust V (formerly, Liberty Funds Trust V), (collectively, the "Funds"), for the period from February 1, 2003 through October 31, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of Columbia Funds Trust V is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the Funds' objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of Columbia Funds Trust V and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


ERNST & YOUNG LLP


December 9, 2003







                       Report of Independent Accountants

[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

To the Shareholders and Trustees of
Columbia Funds Trust V

In planning and performing our audit of the financial statements of Columbia New York Tax-Exempt Fund (formerly Liberty New York Tax-Exempt Fund) (the "Fund") (a series of Columbia Funds Trust V, formerly Liberty Funds Trust V) for the period ended October 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2003.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
December 11, 2003

77D Policies with respect to security investments

Columbia Pennsylvania Intermediate Municipal Bond Fund (Fund)

On August 13, 2003, Board of Trustees' approved, an investment policy change to permit the Fund to invest in options consistent with the Fund's investment goals and strategies.


77O Transactions effected pursuant to Rule 10f-3

Columbia Massachusetts Tax-Exempt Fund

On July 10, 2003, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund) (Fund) purchased $1,500,000 par value of bonds of Massachusetts Health and Educational Facilities - Jordan Hospital, Series E - 6.75% 10/01/33 (Securities) for a total purchase price of $1,485,000 from Morgan Stanley/Lattice pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Advest, Inc.; Morgan Stanley.


Columbia Rhode Island Intermediate Municipal Bond Fund

On August 29, 2003, Columbia Rhode Island Intermediate Municipal Bond Fund (formerly Liberty Rhode Island Intermediate Municipal Bond Fund) (Fund) purchased $209,500 par value of bonds of Rhode Island Health and Educational Building Corporation Higher Education Facility Revenue Bonds Providence College Issue, Series 2003 A 5.00% 11/1/24 (Securities) for a total purchase price of $205,733 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Carolan & Co.; Citigroup; RBC Dain Rauscher, Inc.; Roosevelt & Cross, Inc.;
UBS Financial Services, Inc.

On August 29, 2003, Columbia Rhode Island Intermediate Municipal Bond Fund (formerly Liberty Rhode Island Intermediate Municipal Bond Fund) (Fund) purchased $209,500 par value of bonds of Rhode Island Health and Educational Building Corporation Higher Education Facility Revenue Bonds Providence College Issue, Series 2003 A 5.00% 11/1/24 (Securities) for a total purchase price of $205,733 from Painewebber/SBC pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Carolan & Co.; Citigroup; Lehman Brothers; RBC Dain Rauscher, Inc.; Roosevelt & Cross, Inc.; UBS Financial Services, Inc.

On August 29, 2003, Columbia Rhode Island Intermediate Municipal Bond Fund (formerly Liberty Rhode Island Intermediate Municipal Bond Fund) (Fund) purchased $614,500 par value of bonds of Rhode Island Health and Educational Building Corporation Higher Education Facility Revenue Bonds Providence College Issue, Series 2003 A 5.00% 11/1/24 (Securities) for a total purchase price of $603,451 from Roosevelt & Cross Inc., pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Carolan & Co.; Citigroup; Lehman Brothers; RBC Dain Rauscher, Inc.; Roosevelt & Cross, Inc.; UBS Financial Services,, Inc.

On August 29, 2003, Columbia Rhode Island Intermediate Municipal Bond Fund formerly Liberty Rhode Island Intermediate Municipal Bond Fund) (Fund) purchased $209,500 par value of bonds of Rhode Island Health and Educational Building Corporation Higher Education Facility Revenue Bonds Providence College Issue, Series 2003 A 5.00% 11/1/24 (Securities) for a total purchase price of $205,733 from RBC Dain Rauscher, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Carolan & Co.; Citigroup; Lehman Brothers; RBC Dain Rauscher, Inc.; Roosevelt & Cross, Inc.; UBS Financial Services, Inc.

On August 29, 2003, Columbia Rhode Island Intermediate Municipal Bond Fund (formerly Liberty Rhode Island Intermediate Municipal Bond Fund) (Fund) purchased $1,257,000 par value of bonds of Rhode Island Health and Educational Building Corporation Higher Education Facility Revenue Bonds Providence College Issue, Series 2003 A 5.00% 11/1/24 (Securities) for a total purchase price of $1,234,399 from Merrill Lynch & Co., pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Carolan & Co.; Citigroup; Lehman Brothers; RBC Dain Rauscher, Inc.; Roosevelt & Cross, Inc.; UBS Financial Services, Inc.

Columbia Massachusetts Tax-Exempt Fund

On October 10, 2003, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund) (Fund) purchased $500,000 par value of bonds of Massachusetts Water Pollution Abatement Trust (Securities) for a total purchase price of $569,665 from Citigroup Global Markets pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services, Inc; Advest, Inc.; Bear, Stearns & Co. Inc.; Corby Capital Markets, Inc.; A.G. Edwards & Sons, Inc.; Fidelity Capital Markets; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Wachovia Bank, National Association; Ramirez & Co., Inc.; Raymond James & Associates, Inc.; RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Southwest Securities, Inc.

On October 10, 2003, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund) (Fund) purchased $300,000 par value of bonds of Massachusetts Water Pollution Abatement Trust (Securities) for a total purchase price of $341,799 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; Corby Capital Markets, Inc.; A.G. Edwards & Sons, Inc.; Fidelity Capital Markets; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Wachovia Bank, National Association; Ramirez & Co., Inc.; Raymond James & Associates, Inc.; RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Southwest Securities, Inc.

On October 10, 2003, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund) (Fund) purchased $200,000 par value of bonds of Massachusetts Water Pollution Abatement Trust (Securities) for a total purchase price of $227,866 from Bear Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; Corby Capital Markets, Inc.; A.G. Edwards & Sons, Inc.; Fidelity Capital Markets; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Wachovia Bank, National Association; Ramirez & Co., Inc.; Raymond James & Associates, Inc.; RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Southwest Securities, Inc.

Columbia New York Intermediate Municipal Bond Fund

On October 10, 2003, Columbia New York Intermediate Municipal Bond Fund (formerly Liberty New York Intermediate Municipal Bond Fund) (Fund) purchased $1,000,000 par value of bonds of New York State Urban Development Corp. (Securities) for a total purchase price of $1,003,309 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; M.R. Beal & Company; CIBC World Markets; Jackson Securities, LLC; Siebert Brandford Shank
& Co.; Ramirez & Co. Inc.

On October 10, 2003, Columbia New York Intermediate Municipal Bond Fund (formerly Liberty New York Intermediate Municipal Bond Fund) (Fund) purchased $400,000 par value of bonds of New York State Urban Development Corp. (Securities) for a total purchase price of $413,236 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; M.R. Beal & Company; CIBC World Markets; Jackson Securities, LLC; Seibert Brandford Shank
& Co.

On October 10, 2003, Columbia New York Intermediate Municipal Bond Fund (formerly Liberty New York Intermediate Municipal Bond Fund) (Fund) purchased $200,000 par value of bonds of New York State Urban Development Corp. (Securities) for a total purchase price of $206,618 from First Albany pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; M.R. Beal & Company; CIBC World Markets; Jackson Securities, LLC; Seibert Brandford Shank & Co.

On October 10, 2003, Columbia New York Intermediate Municipal Bond Fund (formerly Liberty New York Intermediate Municipal Bond Fund) (Fund) purchased $200,000 par value of bonds of New York State Urban Development Corp. (Securities) for a total purchase price of $206,618 from Merrill Lynch/CMTA DWR pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.; Lehman Brothers; UBS Financial Services Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; M.R. Beal & Company; CIBC World Markets; Jackson Securities, LLC; Seibert Brandford Shank & Co.

On October 10, 2003, Columbia New York Intermediate Municipal Bond Fund (formerly Liberty New York Intermediate Municipal Bond Fund) (Fund) purchased $200,000 par value of bonds of New York State Urban Development Corp. (Securities) for a total purchase price of $206,618 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup Global Markets Inc.; Goldman, Sachs & Co.,; Lehman Brothers; UBS Financial Services, Inc.; Advest, Inc.; Bear, Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan Securities, Inc.; Merrill Lynch & Co.; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; M.R. Beal & Company; CIBC World Markets; Jackson Securities, LLC; Seibert Brandford Shank & Co.
77Q1 Exhibits

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

     5. This Agreement may be amended only by a writing signed by both parties.

6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Connecticut Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
        Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Florida Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

     5. This Agreement may be amended only by a writing signed by both parties.

     6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Florida Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Intermediate Tax-Exempt Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

     6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Intermediate Tax-Exempt Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

     6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Massachusetts Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia New Jersey Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

     6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia New Jersey Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia New York Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

     6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia New York Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Pennsylvania Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                            ADMINISTRATION AGREEMENT


AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust (the "Trust"), with respect to Columbia Rhode Island Intermediate Municipal Bond Fund (the "Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the "Administrator").

In consideration of the promises and covenants herein, the parties agree as follows:

     1. Subject to the general direction and control of the Board of Trustees of the Trust, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (b) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and (f) maintaining books and records of the Fund (exclusive of records required by Section 31(a) of the 1940 Act). Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent or custodian of the Fund.

     2. The Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. The Fund shall pay the Administrator monthly a fee at the annual rate of 0.0670% of the average daily net assets of the Fund.

     4. This Agreement shall become effective as of the date of its execution, and may be terminated without penalty by the Board of Trustees of the Trust or by the Administrator, in each case on sixty days' written notice to the other party.

5.   This Agreement may be amended only by a writing signed by both parties.

6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations and duties hereunder, the Administrator shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of Columbia Rhode Island Intermediate Municipal Bond Fund


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.


By:  /s/ Joseph R. Palombo
      Joseph R. Palombo
      Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By: /s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.





                       COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                      COLUMBIA CONNECTICUT TAX-EXEMPT FUND
                     COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
                        COLUMBIA NEW YORK TAX-EXEMPT FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between COLUMBIA FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA CALIFORNIA TAX-EXEMPT FUND, COLUMBIA CONNECTICUT TAX-EXEMPT FUND, COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND and COLUMBIA NEW YORK TAX-EXEMPT FUND ("Funds"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Funds in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Funds in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall furnish at its expense the following:

     (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Funds (including preparing financial information of the Funds and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")); and (c) compensation of Trustees who are directors, officers, partners or employees of the Advisor or its affiliated persons (other than a registered investment company).

4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Funds shall pay the Advisor monthly a fee at the annual rate of 0.50% on the first $1 billion of the Funds' combined daily net assets, 0.45% on the next $2 billion and 0.40% in excess of $3 billion.

6. If the operating expenses of the Funds for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Advisor may waive its compensation (and bear expenses of the Funds) to the extent that expenses of the Funds exceed any expense limitation the Advisor declares to be effective.

7.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

8.   This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Funds, to any shareholder of the Trust or the Funds or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


COLUMBIA FUNDS TRUST V
on behalf of
COLUMBIA CALIFORNIA TAX-EXEMPT FUND
COLUMBIA CONNECTICUT TAX-EXEMPT FUND
COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
COLUMBIA NEW YORK TAX-EXEMPT FUND



By: /s/ Joseph R. Palombo_
     Joseph R. Palombo
     President


COLUMBIA MANAGEMENT ADVISORS, INC.



By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Funds.

                COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

           COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS, INC.

By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

              COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

               COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


              COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2003, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ("Fund"), and COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation ("Advisor").


In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.


2. In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million and 0.35% in excess of $2 billion.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until October 31, 2004 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLUMBIA FUNDS TRUST V
on behalf of COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

By: /s/ Joseph R. Palombo
      Joseph R. Palombo
      President

COLUMBIA MANAGEMENT ADVISORS INC.

By:_/s/ Joseph R. Palombo
     Joseph R. Palombo
     Executive Vice President and Chief Operating Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                 AMENDMENT NO. 5
                                     TO THE
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                              LIBERTY FUNDS TRUST V



         WHEREAS, Section 1 of Article I of the Agreement and Declaration of Trust (Declaration of Trust) dated June 1, 1992, as amended, of Liberty Funds Trust V (Trust), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts authorizes the Trustees of the Trust to amend the Declaration of Trust to change the name of the Trust without authorization by vote of Shareholders of the Trust.

         WE, THE UNDERSIGNED, being a majority of the Trustees of Liberty Funds Trust V, do hereby certify that the undersigned have determined to conduct the business of the Trust under the name "Columbia Funds Trust V" and have authorized the following amendment to said Declaration of Trust:

         Section 1 of Article I is hereby amended to read in its entirety as follows:

                Section 1. This Trust shall be known as "Columbia Funds Trust V" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

         The foregoing Amendment shall become effective as of October 13, 2003.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands in the City of Boston, Massachusetts, for themselves and their assigns, as of this September 15, 2003.



--------------------------------------------------           -----------------------------------------------------
Douglas A. Hacker                                            John J. Neuhauser
--------------------------------------------------           -----------------------------------------------------
Janet Langford Kelly                                         Joseph R. Palombo
--------------------------------------------------           -----------------------------------------------------
Richard W. Lowry                                             Thomas E. Stitzel
--------------------------------------------------           -----------------------------------------------------
William E. Mayer                                             Thomas C. Theobald
--------------------------------------------------           -----------------------------------------------------
Charles R. Nelson                                            Anne-Lee Verville


Commonwealth of Massachusetts               )
                                            )ss.
County of Suffolk                           )

         Then personally appeared the above-named Trustees and executed this Amendment No. 5 to the Agreement and Declaration of Trust of Liberty Funds
Trust V as their free act and deed, before me, this September 15, 2003.


                                          /s/ Erika L. Nager
                                              Erika L. Nager
                                              Notary Public
                                              My Commission Expires:  6/14/2007